JOINT VENTURES	12 Months Ended
Dec. 28, 2012
Notes to Financial Statements [Abstract]
JOINT VENTURES

NOTE 6. JOINT VENTURES

The following are examples of activities currently being performed by our significant consolidated and unconsolidated joint ventures:

  Engineering, procurement and construction of a concrete dam;
  Liquid waste management services, including the decontamination of a former nuclear fuel reprocessing facility and nuclear hazardous waste processing;
  Management of ongoing tank cleanup effort, including retrieving, treating, storing and disposing of nuclear waste that is stored at tank farms;
  Management and operation services, including commercial operations, decontamination, decommissioning, and waste management of a nuclear facility in the United Kingdom (“U.K.”); and
  Operations, maintenance, asset management services to the Canadian energy sector.

In accordance with the current consolidation standard, we analyzed all of our joint ventures and classified them into two groups:

  Joint ventures that must be consolidated because they are either not VIEs and we hold the majority voting interest, or because they are VIEs of which we are the primary beneficiary; and
  Joint ventures that do not need to be consolidated because they are either not VIEs and we do not hold a majority voting interest, or because they are VIEs of which we are not the primary beneficiary.

We perform a quarterly review of our joint ventures to determine whether there were any changes in the status of the VIEs or changes to the primary beneficiary designation of each VIE. We determined that no such changes occurred during the year ended December 28, 2012.

In the table below, we have aggregated financial information relating to our VIEs because their nature and risk and reward characteristics are similar. None of our current joint ventures that meets the characteristics of a VIE is individually significant to our consolidated financial statements.

Consolidated Joint Ventures

The following table presents the total assets and liabilities of our consolidated joint ventures:

	December 28,	December 30,
(In millions)	2012	2011
Cash and cash equivalents	$80.1	$91.4
Net accounts receivable	282.2	246.8
Other current assets	2.9	1.5
Noncurrent assets	143.3	103.4
Total assets	$508.5	$443.1

Accounts and subcontractors payable	$185.0	$151.9
Billings in excess of costs and accrued earnings on contracts	8.7	35.2
Accrued expenses and other	40.0	30.6
Noncurrent liabilities	22.7	15.2
Total liabilities	256.4	232.9

Total URS equity	110.2	103.0
Noncontrolling interests	141.9	107.2
Total owners’ equity	252.1	210.2
Total liabilities and owners’ equity	$508.5	$443.1

Total revenues of the consolidated joint ventures were $1.6 billion, $1.7 billion, and $1.7 billion for the years ended December 28, 2012, December 30, 2011, and December 31, 2010, respectively.

The assets of our consolidated joint ventures are restricted for use only by the particular joint venture and are not available for our general operations.

Unconsolidated Joint Ventures

We use the equity method of accounting for our unconsolidated joint ventures. Under the equity method, we recognize our proportionate share of the net earnings of these joint ventures as a single line item under “Equity in income of unconsolidated joint ventures” in our Consolidated Statements of Operations.

The table below presents financial information, derived from the most recent financial statements provided to us, in aggregate, for our unconsolidated joint ventures:

(In millions)	Unconsolidated VIEs
December 28, 2012
Current assets	$594.1
Noncurrent assets	$23.8
Current liabilities	$372.5
Noncurrent liabilities	$7.8

December 30, 2011
Current assets	$457.6
Noncurrent assets	$8.8
Current liabilities	$288.1
Noncurrent liabilities	$0.1

For the year ended December 28, 2012 (1)
Revenues	$1,662.2
Cost of revenues	$(1,440.6)
Income from continuing operations before tax	$221.6
Net income	$206.0

For the year ended December 30, 2011 (1, 2)
Revenues	$1,498.0
Cost of revenues	$(1,201.5)
Income from continuing operations before tax	$296.5
Net income	$274.7

For the year ended December 31, 2010 (1, 2)
Revenues	$1,409.7
Cost of revenues	$(1,225.2)
Income from continuing operations before tax	$184.5
Net income	$169.6

  Income from unconsolidated U.S. joint ventures is generally not taxable in most tax jurisdictions in the U.S. The tax expenses on our other unconsolidated joint ventures are primarily related to foreign taxes.
  In October 2010, we received notice of a ruling on the priority of claims against a bankrupt client made by one of our unconsolidated joint ventures related to the SR-125 road project in California. The judge ruled against our joint venture's position, finding that its mechanic's lien did not have priority over the senior lenders. As a result of the court's decision, we recorded a pre-tax non-cash asset impairment charge of $25.0 million for the year ended December 31, 2010. During the second quarter of 2011, we recognized a $9.5 million favorable claim settlement on this project.

For the years ended December 28, 2012, December 30, 2011, and December 31, 2010, we received $88.7 million, $107.3 million, and $92.5 million, respectively, of distributions from unconsolidated joint ventures.

Maximum Exposure to Loss

In addition to potential losses arising out of the carrying values of the assets and liabilities of our unconsolidated joint ventures, our maximum exposure to loss also includes performance assurances and guarantees we sometimes provide to clients on behalf of joint ventures that we do not directly control. We enter into these guarantees primarily to support the contractual obligations associated with the joint ventures' projects. The potential payment amount of an outstanding performance guarantee is typically the remaining cost of work to be performed by or on behalf of third parties under engineering and construction contracts.

However, the majority of the unconsolidated joint ventures in which we participate involve cost-reimbursable, level-of-effort projects that are accounted for as service-type projects, not engineering and construction projects that would follow the percentage-of-completion or completed-contract accounting method. Revenues for service-type contracts are recognized in proportion to the number of service activities performed, in proportion to the direct costs of performing the service activities, or evenly across the period of performance, depending upon the nature of the services provided. The scope of services we provide on these cost-reimbursable contracts are management and operations services for government clients and operations and maintenance services for non-government clients. We believe that, due to the continual changes we experience in client funding and scope definitions, reliable estimates cannot be calculated because they cannot be reliably predicted. In addition, we participate in joint ventures in which the level of our participation is so minimal that we do not have access to those joint ventures' estimates to complete. The joint ventures where we perform engineering and construction contracts and where we have access to the estimates to complete, which are needed to calculate the performance guarantees, are immaterial.